Blugrass Enters into Agreement on Canyon Sands Prospects with Petro Grande

CALGARY, AB--(Marketwire - ) - Blugrass Energy Inc. (OTC.BB:BLUG - News)  is pleased to announce it has executed a participation agreement with Petro Grande, LLC to commence drilling on two Canyon Sands locations which will be designated by Petro Grande.

On or before April 30, 2010, Blugrass shall pay to Petro Grande the sum of $48,000 as the total Location Fee for two Canyon Sands Locations and upon such payment, Petro Grande shall assign to Blugrass an undivided 75% of its rights, titles and interests in and to the Subject Lease insofar as the same covers the two Canyon Sands Locations designated by Petro Grande.

Petro Grande has designated over 75 potential drilling locations on Petro Grande’s Soto Lease (Canyon Wells) that Petro Grande believes would be economic to drill. Drilling will be contracted to Total Energy Services who are experienced in all aspects of oil and gas drilling and completion to depths as great as 24,000 feet. Additionally,  Blugrass shall have the option to participate in any subsequent wells proposed by or on behalf of Petro Grande, to be drilled on the remaining Canyon Sands Locations.

Petro Grande owns over 16,500 leased acres in the Permian basin in Val Verde and Crockett counties in West Texas. Along with, the latest advanced 3D seismic and over 150 selected drilling targets, Petro Grande estimates that there could be approximately 500 BCF of natural gas in its acreage position. However, there can be no assurance that there is 500 BCF of natural gas on the acreage, as this acreage has yet to be drilled. Currently, there are over 100 producing natural gas Canyon wells and 60 producing natural gas Strawn wells in the area and some wells adjacent to the Petro Grande acreage. The three main natural gas formations are Canyon Sands, approximately 6300' in depth, Strawn formation approximately 12,000' in depth, and the Ellenburger, is approximately 14,000' in depth.

There are numerous gas fields that appear to be on trend with the Petro Grande acreage.  The Gomez Field has produced to date approximately 10.6 TCF, Brown Bassett has produced to date approximately 1.6 TCF and the JM Field has produced to date in excess of 650 BCF.

Mr. Berscht, President of Blugrass Energy Inc., states, “Petro Grande is in the right geographic location and we are excited at the opportunity we have with Petro Grande and look forward to a long and rewarding relationship with their extensively experienced team of experts.  We believe this project offers Blugrass a great opportunity to build significant shareholder value.”

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE. EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS EXPLORATION AND DEVELOPMENT AND NEEDS FOR FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

Contact:

Contact:
Blugrass Energy Inc.
Tony Collins
1-877-511-0110

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